SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 17, 2001
(Date of earliest event reported)

ONYX ACCEPTANCE FINANCIAL CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State of Incorporation)	333-51636 (Commission File No.)	33-0639768 (I.R.S. Employer Identification No.)

27051 Towne Centre Drive, Suite 200 Foothill Ranch, California (Address of Principal Executive Offices)	92610 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 465-3500

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
Signatures
EXHIBIT INDEX
EXHIBIT 23.4
EXHIBIT 25.1

Item 5. Other Events.

     Reference is hereby made to the Registrant’s Registration Statement on Form S-3 (File No. 333-51636) filed with the Securities and Exchange Commission (the “Commission”) on December 11, 2000 and Amendment No. 1 thereto filed with the Commission on January 12, 2001 (as amended, the “Registration Statement”), pursuant to which the Registrant registered $2,000,000,000 aggregate principal amount of its auto loan backed notes and auto loan backed certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus and the related Prospectus Supplement (the “Prospectus Supplement”), which will be filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant’s Auto Loan Backed Notes, Series 2001-D (the “Offered Notes”).

     The Registrant is filing this Current Report on Form 8-K to file the Consent of Independent Accountants to the incorporation by reference in the Prospectus Supplement of the accountants’ report dated February 2, 2001 on the audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries. The Consent of Independent Accountants is set forth in Exhibit 23.4 hereto and to file the Statement of Eligibility of the Trustee set forth on Exhibit 25.1.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

Exhibit No.	Description

23.4	Consent of Independent Accountants
25.1	Statement of Eligibility of Trustee

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

October 17, 2001	ONYX ACCEPTANCE FINANCIAL CORPORATION

	By:	/s/ Don P. Duffy

Don P. Duffy, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.4	Consent of Independent Accountants
25.1	Statement of Eligibility of Trustee